THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), NOR REGISTERED UNDER ANY STATE SECURITIES LAW, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                AGREEMENT FOR THE EXCHANGE OF COMMON STOCK

         AGREEMENT made this 27th day of April 2005, by and between Abcor Products, Inc., a Florida corporation, (the "ISSUER") and Care Recruitment Solutions International, Inc. and the individuals listed in Exhibit A attached hereto, (the "SHAREHOLDERS"), which SHAREHOLDERS own all of the issued and outstanding shares of Care Recruitment Solutions International, Inc., a Florida corporation. ("CRS")

         In consideration of the mutual promises, covenants, and representations contained herein, and other good and valuable consideration,

         THE PARTIES HERETO AGREE AS FOLLOWS:

         1. 	EXCHANGE OF SECURITIES.	Subject to the terms and
conditions of this Agreement, the ISSUER agrees to issue to SHAREHOLDERS, 17,995,912 shares of the common stock of ISSUER, $.001 par value (the "Shares"), in exchange for 100% of the issued and outstanding shares of the CRS, such that CRS shall become a wholly owned subsidiary of the ISSUER.

         2.	REPRESENTATIONS AND WARRANTIES.   ISSUER represents and
warrants to SHAREHOLDERS and CRS the following:

                   i. 	Organization. 	ISSUER is a corporation duly
organized, validly existing, and in good standing under the laws of Florida, and has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in Florida. All actions taken by the Incorporators, directors and shareholders of ISSUER have been valid and in accordance with the laws of the State of Florida.

                   ii. 	Capital. 	The authorized capital stock of
ISSUER consists of 200,000,000 shares of common stock, of which 22,003,058 are issued and outstanding, (of which 20,000,000 shares of existing common stock are to be cancelled).and 1,000,000 shares of preferred stock, par value $.001, none of which are issued. All outstanding shares are fully paid and non assessable, free of liens, encumbrances, options, restrictions and legal or equitable rights of others not a party to this Agreement. At closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating ISSUER to issue or to transfer from treasury any additional shares of its capital stock. None of the outstanding shares of ISSUER are subject to any stock restriction agreements. All of the shareholders of ISSUER have valid title to such shares and acquired their shares in a lawful transaction and in accordance with the laws of Florida.

                   iii.    Financial Statements.   Exhibit B to this
Agreement includes the balance sheet of ISSUER as of May 31, 2004 and the related statements of income and retained earnings for the period then ended. The financial statements have been prepared in accordance with generally accepted accounting principles consistently followed by ISSUER throughout the periods indicated, and fairly present the financial position of ISSUER as of the date of the balance sheet in the financial statements, and the results of its operations for the periods indicated.

                   iv.	Absence of Changes. 	Since the date of the
financial statements, there has not been any change in the financial condition or operations of ISSUER, except changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

                   v.	Liabilities. 	ISSUER does not have any debt,
liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected on the ISSUERS' financial statement. ISSUER is not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving ISSUER or its common stock. There is no dispute of any kind between ISSUER and any third party, and no such dispute will exist at the closing of this Agreement. At closing, ISSUER will be free from any and all liabilities, liens, claims and/or commitments.

                   vi. Ability to Carry Out Obligations. ISSUER has the right, power, and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by ISSUER and the performance by ISSUER of its obligations hereunder will not cause, constitute, or conflict with or result in
(a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which ISSUER or its shareholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause ISSUER to be liable to any party, or (c) an event that would result in the creation or imposition or any lien, charge or encumbrance on any asset of ISSUER or upon the securities of ISSUER to be acquired by SHAREHOLDERS.

                   vii.    Full Disclosure.    None of representations and
warranties made by the ISSUER, or in any certificate or memorandum furnished or to be furnished by the ISSUER, contains or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.

                   viii.   Contract and Leases.    ISSUER is not
currently carrying on any business and is not a party to any contract, agreement or lease. No person holds a power of attorney from ISSUER.

                   ix.  Compliance with Laws.   ISSUER  has complied with,
and is not in violation of any federal, state, or local statute, law, and/or regulation pertaining to ISSUER . ISSUER has complied with all federal and state securities laws in connection with the issuance, sale and distribution of its securities.

                   x.	Litigation.	ISSUER  is not (and has not been) a
party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. To the best knowledge of the ISSUER, there is no basis for any such action or proceeding and no such action or proceeding is threatened against ISSUER and ISSUER is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

                   xi.     Conduct of Business.    Prior to the closing,
ISSUER shall conduct its business in the normal course, and shall not
(1) sell, pledge, or assign any assets (2) amend its Articles of Incorporation or Bylaws, (3) declare dividends, redeem or sell stock or other securities, (4) incur any liabilities, (5) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or (6) enter into any other transaction.

                   xii.	Corporate Documents. Copies of each of the
following documents, which are true complete and correct in all material respects, will be attached to and made a part of this Agreement:

                   (1) Articles of Incorporation;
                   (2) Bylaws;
                   (3) Minutes of Shareholders Meetings;
                   (4) Minutes of Directors Meetings;
                   (5) List of Officers and Directors;
                   (6) Balance Sheet as of May 31, 2004 together with other
                       financial statements described in Section 2(iii);
                   (7) Stock register and stock records of ISSUER and a
                       current, accurate list of ISSUER's shareholders.

                   xiii. Documents. All minutes, consents or other documents pertaining to ISSUER to be delivered at closing shall be valid and in accordance with the laws of Florida.

                   xiv.	Title.	The Shares to be issued to SHAREHOLDERS
will be, at closing, free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind. None of such Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such shares, except as provided in this Agreement, the ISSUER is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the securities to be issued to SHAREHOLDERS. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the issuance of the Shares to SHAREHOLDERS, impair, restrict or delay SHAREHOLDERS' voting rights with respect to the Shares.

         3.	SHAREHOLDERS and CRS represent and warrant to ISSUER the
following:

                   i. 	Organization. 	CRS is a corporation duly
organized, validly existing, and in good standing under the laws of Florida, has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in Florida. All actions taken by the Incorporators, directors and shareholders of CRS have been valid and in accordance with the laws of Florida.

                   ii. 	Shareholders,	Exhibit A annexed hereto sets
forth the names and share holdings of 100% of CRS's shareholders, and of the individuals and entities expected to be shareholders as of the Closing. CRS will deliver prior to Closing a list of CRS's shareholders as of the Closing, among whom the Shares will be distributed.

                   iii. Listing Stock for Trading. Prior to closing, SHAREHOLDERS and CRS will provide such funds and assistance as is necessary to permit ISSUER to complete audited consolidated financial statements and all filings including 10K, 10Q, 8K and other documents necessary to be in compliance with SEC reporting requirements. Promptly after the closing, they shall also take all steps reasonably necessary to get the ISSUER's common stock listed for trading in NASD Automated Bulletin Board and to, as soon as practicably possible, have the company listed with Standard and Poors or Moodys in their Accelerated Corporate Report.

                   iv.  Counsel.    SHAREHOLDERS and CRS represent and
warrant that prior to Closing, that they are represented by independent counsel or have had the opportunity to retain independent counsel to represent them in this "transaction".

                   v.   Consents.   SHAREHOLDERS and CRS  represent and
warrant that 100% of shareholders of CRS have consented to and authorized the Board of Directors of CRS to enter into and execute this agreement.

                   vi.	No reverse stock splits.    SHAREHOLDERS and CRS
shall not effect a reverse split of its common stock for a period of three years from the date of this agreement.

         4.     INVESTMENT INTENT.    SHAREHOLDERS agrees that the
Shares being issued pursuant to this Agreement may be sold, pledged, assigned, hypothecate or otherwise transferred, with or without consideration ( a "Transfer"), only pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of ISSUER. SHAREHOLDERS agrees, prior to any Transfer, to give written notice to ISSUER expressing his desire to effect the transfer and describing the proposed transfer.

         5.     CLOSING.     The "Closing" of this agreement will occur on
the date which is 10 days (or the business day succeeding the 10th day) after each of the following conditions have been satisfied:

                   i.	The ISSUER has been brought into full compliance
with its reporting obligations under the Securities Exchange Act of 1934; and

                   ii.	The ISSUER has filed and mailed to its shareholders
of record a statement complying with the requirements of SEC Rule 14f-1.

In the event that the Closing does not occur within 60 days after the date of this agreement, this agreement will terminate and have no further force or effect.

         6.	DOCUMENTS TO BE DELIVERED AT CLOSING.

                   i.   By the ISSUER

                        (1)  Board of Directors Minutes authorizing
the issuance of a certificate or certificates for 17,995,912 Shares, registered in the names of the SHAREHOLDERS equal to their pro-rata holdings in CRS.

                        (2)  The resignation of all officers of ISSUER.

                        (3) A Board of Directors resolution appointing such person as SHAREHOLDERS designate as a director(s) of ISSUER.

                        (4) The resignation of all the directors of ISSUER, except that of SHAREHOLDER'S designee, dated subsequent to the resolution described in 3, above.

                        (5) Financial statements of ISSUER, which shall include a balance sheet dated as of May 31, 2004 and statements of operations, stockholders equity and cash flows for the twelve month period then ended.

                        (6) All of the business and corporate records of ISSUER, including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meetings, financial statements, shareholder listings, stock transfer records, agreements and contracts.

                        (7) Such other minutes of ISSUER's shareholders or directors as may reasonably be required by SHAREHOLDERS.

                        (8) Certificate Number 2274 for 20,000,000 shares of the ISSUER's common stock will be surrendered to the ISSUER for cancellation.

                   ii.  By SHAREHOLDERS AND CRS:

                        (1) Delivery to the ISSUER, or to its Transfer Agent, the certificates representing 100% of the issued and outstanding stock of CRS.

         7.	REMEDIES.

                   i.	Governing Law. 	This Agreement shall be governed
by the laws of the State of Florida. Venue for any litigation between the parties hereto with respect to the subject matter hereof shall be proper only in Palm Beach County, Florida. The prevailing party in any such litigation shall be entitled to reimbursement of its costs and reasonable attorney's fees incurred in connection with such litigation in addition to any other relief to which it may be granted.

         8.	MISCELLANEOUS.

                   i.   Captions and Headings.  The Article and
paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

                   ii.  No Oral Change.   This Agreement and any
provision hereof, may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

                   iii. Non Waiver.    Except as otherwise
expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (I) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

                   iv.  Time of Essence.     Time is of the essence of this
Agreement and of each and every provision hereof.

                   v.   Entire Agreement.    This Agreement contains the
entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

                   vi. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                   vii. Notices.   All notices, requests, demands, and
other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, and by fax, as follows:

                   ISSUER:      Dale B. Finfrock Jr.
                                P.O. Box 669
                                Palm Beach, FL 33480

                   CRS:         Care Recruitment Solutions International, Inc.
                                1200 West Penn Grant Road
                                Lancaster, PA 17603

                   viii. Management: Promptly after the execution of this agreement, the Board of Directors of ISSUER shall act so as to increase the number of members of the Board of Directors to two and to elect Jeremy Feakins to serve as a member of the Board of Directors.

                   ix. S-8 Registration Statement. CRS and the Shareholders covenant and agree that, at no time prior to June 1, 2006, will they permit Issuer to file with the Securities and Exchange Commission a registration statement on Form S-8. Any such filing will be deemed to cause an immediate threat of irreparable harm to the shareholders of Issuer, any of whom may seek equitable relief in any court of competent jurisdiction.

         IN WITNESS WHEREOF, the undersigned has executed this Agreement this 27th day of April 2005.

Abcor Products, Inc.                 Care Recruitment Solutions International,
                                      Inc.

By: /s/Dale B. Finfrock, Jr.         By: /s/ Jeremy Feakins
    -------------------------------      -------------------------------------
    Dale B. Finfrock,Jr., President      Jeremy Feakins, President & Secretary